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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Statement of Additional Information of the Polaris II A-Class and Polaris II Asset Manager Variable Annuities, which constitute part of this Registration Statement on Form N-4 for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the use of our report dated July 9, 2004, relating to the financial statements of Variable Annuity Account Seven. We also consent to the incorporation by reference of our reports in the Polaris II A-Class and Polaris II Asset Manager Variable Annuity Prospectuses, which constitute part of this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
August 16, 2004